EXHIBIT 3.b

                               CONSENT OF COUNSEL

          I hereby consent both to the reference to my name under the heading "Legal Opinion" in this Post-Effective Amendment No.3 to the Registration Statement on Form S-6 (File No. 33-83412) for The Guardian Separate Account K and to the filing of this consent as an exhibit thereto.


                                             By /s/ Richard T. Potter, Jr.
                                               ----------------------------
                                               Richard T. Potter, Jr.
                                                       Counsel


New York, New York
April 24, 1998